Exhibit 21.1

Subsidiaries of

Apple REIT Six, Inc.

At December 31, 2006

(The state of incorporation or organization of each subsidiary is Virginia, except as noted)

A. Direct Subsidiaries

Apple Six Hospitality, Inc.

Apple Six Hospitality Air, LLC

Apple Six Residential, Inc.

Apple Six Ventures, Inc.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Six Anchorage, Inc.

Apple Six Anchorage Management, Inc.

Apple Six Foothill Ranch, Inc.

Apple Six Foothill Ranch Services, Inc.

Apple Six Glendale, Inc.

Apple Six Hospitality Management, Inc.

Apple Six Hospitality Ownership, Inc.

Apple Six Hospitality Texas, Limited Partnership

Apple Six Services, Limited Partnership

Apple Six Services AK Holdings, Inc.

Apple Six Services Anchorage I, LLC

Apple Six Services Anchorage II, LLC

Apple Six Services General, Inc.

Apple Six Services Glendale, Inc.

Apple Six Services Limited, Inc.

Apple Six Texas General, Inc.

Apple Six Texas Limited, Inc.

Sunbelt-CAG, LLC *

Sunbelt-CPC, LLC **

Sunbelt-FCF, LLC **

Sunbelt-IDA, LLC *

Sunbelt-IPF, LLC **

Sunbelt-RCG, LLC *

Sunbelt-Huntsville II, LLC *

Sunbelt Hotel Enterprises, Inc. *

Sunbelt Hotels-Florida II, LLC **

Davis Highway Motel, Inc. **

RI-Lakeland, LLC **

Sunbelt-FOF, LLC **

Apple Six SPE Dothan, Inc.

Apple Six SPE Huntsville, Inc.

Apple Six SPE Savannah, Inc.

Apple Six SPE Montgomery, Inc.

Apple Six Tennessee, Inc.

Blumberg-Dothan Motel II, LLC *

Sunbelt-Huntsville, LLC *

Sunbelt Hotels-Georgia, LLC *

Sunbelt Hotel Properties II, LLC *

Apple Six Services Huntsville, Inc.

Apple Six Services Savannah, Inc.

Apple Six Services Montgomery, Inc.

Apple Six Services TN General, Inc.

Apple Six Services TN Limited, Inc.

Apple Six Services Tennessee, Limited Partnership

Apple Six Services II Limited Partnership

Apple Six Services III Limited Partnership

Apple Six SPE Hillsboro CY, Inc.

Apple Six Services Hillsboro CY, Inc.

*	State of organization is Alabama
**	State of organization is Florida